UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2006

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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            Nevada                     000-49735                87-0642947
(State or other jurisdiction of (Commission File Number)      (IRS Employer
        incorporation)                                      Identification No.)
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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01      Entry into a Material Definitive Agreement.

     On April 18, 2006, Intraop Medical Corporation (the "Company") entered into a Second Amendment to Registration Rights Agreement with purchasers party to the Registration Rights Agreements dated August 31, 2005 and October 25, 2005, respectively. The Amendment amends certain provisions of both Registration Rights Agreements relating to the registration with the Securities and Exchange Commission of common stock issuable to such purchasers pursuant to 7% convertible debentures and warrants issued by the Company.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.
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10.19          Second Amendment to Registration Rights Agreement dated as of
               March 31, 2006 by and between the Company and the other parties named therein.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             INTRAOP MEDICAL CORPORATION


Date:  April 18, 2006                        By: /s/ Howard Solovei
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                                                 Howard Solovei
                                                 Chief Financial Officer